UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2023
Date of Report (Date of earliest event reported)

DELEK US HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38142	35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Senior Leadership Changes
On March 24, 2023, Delek US Holdings, Inc. (the “Company”) announced the following changes to its senior leadership team:
-
Joseph Israel will join the Company as Executive Vice President, Operations, effective March 27, 2023, and will be responsible for refining operations at the Company and logistics operations at Delek Logistics Partners, LP.

-	Tommy Chavez will be named Senior Vice President, Refining, effective April 10, 2023, and will oversee refining operations at the Company.

-
On March 21, 2023, Todd O’Malley, the Company’s Executive Vice President and Chief Operating Officer, resigned to pursue other opportunities and will remain with the company until September 22, 2023 to ensure a smooth transition.

-
On March 23, 2023, Nithia Thaver, the Company’s Executive Vice President, President of Refining, announced he will depart the company. Mr. Thaver is pursuing other opportunities and will remain at the company until May 21, 2023, to ensure an orderly transition.

CFO Employment Agreement Amendment
On March 23, 2023, the Company entered into a First Amendment to Executive Employment Agreement (the “Amendment”) with Reuven Spiegel, the Company’s Executive Vice President and Chief Financial Officer. The Amendment, which is effective as of March 1, 2023, extends the term of Mr. Spiegel’s existing employment agreement to run through December 31, 2024, increases Mr. Spiegel’s base compensation to $600,000 annually, establishes Mr. Spiegel’s annual target bonus at 90% of base compensation and provides for a grant of $1,100,000 of RSUs, 50% of which are time-vesting RSUs and 50% of which are performance-based vesting RSUs.  The Amendment also provides that upon the end of the term, or earlier if Mr. Spiegel provides at least three months’ notice of resignation, the Company will enter into a consulting arrangement with Mr. Spiegel with base compensation of $400,000 over a 12-month period. All other provisions of Mr. Spiegel’s existing employment agreement remain unchanged.
Item 7.01	Regulation FD.

On March 24, 2023, the Company issued a press release concerning the senior leadership changes mentioned above.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

99.1	Press release issued March 24, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2023	DELEK US HOLDINGS, INC.

/s/ Denise McWatters
Name:	Denise McWatters
Title:	Executive Vice President, General Counsel and Corporate Secretary